EXHIBIT 99.1
Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gm.com AFSA International Fixed Income Investor Presentation April 26, 2007 Sanjiv Khattri EVP & CFO

Forward Looking Statements In the presentation that follows and in related comments by GMAC LLC ("GMAC") management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "could", "should", "would", "may", "goal", "project", "outlook", "priorities", "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update or revise any forward-looking statements unless required by law. A reconciliation of non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Overview 2006 Performance Funding Strategic Overview 2007 Outlook Summary

2006 Performance

2006 Performance Highlights On Nov. 30th, successfully completed sale of 51% of GMAC Established independent credit rating 2006 net income of $2.1 billion compared to $2.3 billion for 2005 U.S. residential mortgage market is in the midst of a radical slow down Slowing home price appreciation and nonprime credit weakness having significant negative impact Steady operating performance at Auto Finance in 2006 Results were stable year-over-year despite one-time debt buy back costs Insurance reported record earnings in 2006 with robust underwriting results Successfully rebalanced investment portfolio towards higher fixed income and lower equity weightings

Includes gross impact of sale of equity interest in a regional homebuilder of about $259 million, net of tax Includes $568 million capital gains in Q4 due to rebalancing the investment portfolio Includes lower income from our former Commercial Mortgage unit, attributable to 21% ownership following the sale on March 23, 2006 vs.100% ownership in 2005 and deterioration in Commercial Finance primarily related to credit Earnings* ($ millions) Operating Earnings Walk 2005 vs. 2006 * Operating earnings reconciled to GAAP net income on next slide 1 2 3 $2,029 $2,721 $710 ($474) ($89) ($839) 2005 Operating Earnings* Auto Finance ResCap Insurance Other 2006 Operating

Includes gross impact of sale of equity interest in a regional homebuilder of about $259 million, net of tax Includes $568 million capital gains in Q4 due to rebalancing the investment portfolio Includes lower income from our former Commercial Mortgage unit, attributable to 21% ownership following the sale on March 23, 2006 vs.100% ownership in 2005 and deterioration in Commercial Finance primarily related to credit Full Year Net Income ($ in millions) 2006 2005 Change Global Automotive Finance $791 $880 ($89) ResCap 1 182 1,021 (839) Insurance 2 1,127 417 710 Other 3 (71) 403 (474) Operating Earnings $2,029 $2,721 ($692) LLC conversion 791 - 791 Goodwill impairment (695) (439) (256) Net Income $2,125 $2,282 ($157)

ResCap is diversified across most sectors of the residential mortgage market Has the franchise platform to capitalize on opportunities to better utilize its competitive advantages ResCap - Diversified Mortgage Enterprise

Negative nonprime valuations Increase in loan loss provisions on nonprime Nonprime credit issues in warehouse lending Increased origination volumes Moving (Securitization / Sales) Storage (HFI / Servicing) Lending (Lending Receivables) International ResCap - 2006 Key Metrics

Warehouse Lending Receivables Total: $8.8 ResCap - Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk 2002 2003 Fixed Income 27 73 Loan Servicing Portfolio Total: $448.6 Nonprime Prime ($ billions) 2002 2003 Fixed Income 17 83 17% Held For Investment Total: $69.4 Held For Sale Total: $27.0 As of 12/31/2006 2002 2003 Fixed Income 32 68 27% 32% 2002 2003 Fixed Income 75 25 75%

Asset quality weaker due to slowing housing market and stress in nonprime mortgage market Nonprime assets continue to drive increase in delinquencies and nonaccruals Declines in home price appreciation increased severity of losses Allowance for loan losses increased to 2.17% at 12/31/2006 from 1.55% at 12/31/2005 for the HFI portfolio ResCap - Held for Investment Portfolio - Credit Quality * MLHFI - Mortgage Loans Held for Investment. The total MLHFI is $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of total MLHFI * Net charge-offs as a % of total MLHFI * 2005 2006 2005 2006

ResCap - Capital Capital increased in 2006, resulting in equity at year end of $7.6 billion ResCap's equity base essentially in line with economic capital requirements Capital factors are under review to incorporate recent market volatility GMAC is committed to maintaining a strong capital position at ResCap and will contribute capital, if needed, to support our investment grade rating No dividend payments under consideration ($ billions) Q2 2005 Q4 2005 Q4 2006 Capital Level $7.1 $7.5 $7.6

ResCap - 2007 Outlook What worked in 2006 continues to work IBG performance remains solid BCG businesses performing as expected Strong prime originations and market share growth What was bad in Q4 continues to be challenging Liquidity of nonprime assets Warehouse lending counterparty risk Rising delinquencies on more recent originations

ResCap - Long-term Profile Long term fundamental earnings potential of the franchise remains solid Pressure on income related to nonprime assets likely to abate as new strategic initiatives are implemented Sharply reduced nonprime origination volume through tighter underwriting criteria and pricing changes Nonprime HFI runoff of $20 billion in 2007 Structural cost reduction as business is right sized for the lower industry volume A new operating plan is being implemented to return our U.S. mortgage business to profitability

Strong lease and retail originations While delinquencies trended higher, losses remained at historically low levels U.S. residuals down slightly, reflecting weaker used car prices NAO margins improved in Q4, IO still under pressure Originations Credit Losses Lease Residuals Margins Auto Finance - 2006 Key Metrics

2006 originations increased slightly from 2005 levels Strong lease growth and GM's successful 72 hour sale helped drive volumes ($ billions) Total Units 3,423 3,082 3,083 2,622 2,575 (in 000s) Auto Finance - Consumer Originations

Delinquencies trended higher in 2006, reflecting a somewhat weaker consumer credit environment Losses remain at historically low levels 2005 2006 Annualized credit losses as a % of average managed retail contracts 2005 2006 Delinquencies as a % of serviced retail assets 30 days or more past due 2006 2005 Auto Finance - Consumer Credit Quality

Auto Finance - Nonprime Nonprime auto market has not experienced the pressures affecting the nonprime mortgage industry Typical leading indicators for deterioration in nonprime auto credit performance are rising interest rates or rising unemployment - which we are not seeing GMAC's exposure to nearprime and nonprime auto loans is limited Less than 15% of U.S. serviced consumer asset base is considered nonprime using traditional credit bureau scores GMAC uses a proprietary underwriting model that factors in many more inputs Consistent underwriting and credit-scoring criteria In 2006, there was an increase in GMAC's retail auto delinquencies vs. 2005 but well within the historical range and in line with what the broader industry is experiencing Other factors that distinguish nonprime auto from nonprime mortgage No floating rate or option arm equivalent on the auto finance side; no auto equivalent of a housing bubble; retail loan pricing reflects depreciating characteristic of the auto asset; consumers typically depend on transportation for continued employment (vs. ownership of houses)

Written Revenue* Underwriting Results Combined Ratio Investment Income Flat despite decline in GM retail volume and increased competition in U.S. personal lines Strong underwriting results driven by higher earned premiums and lower loss experience Improved combined ratio of 92.3% in 2006 vs. 93.9% in 2005 Rebalanced investment portfolio to reduce capital requirements * Includes Written Premium Insurance - 2006 Key Metrics

Favorable underlying core earnings trend continues Core Earnings = Underwriting income + Investment income (net of tax) Portfolio was rebalanced in Q4 2006 resulting in significant capital gains Combined Ratio = Sum of all reported losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income Insurance - Consolidated Earnings

Funding

ResCap's liquidity position at 2006 YE was $64 billion $1 billion GM equity contribution in March 2007 Substantial committed funding facilities $10 billion Citibank secured facility in place New $6 billion wholesale bridge facility Exceptional liquidity position offers significant flexibility Facilitates asset growth Provides cushion against "shocks" which might impair market access Global Liquidity ($ billions) * Includes $15 billion cash and cash equivalents and $3 billion invested in marketable securities Total does not sum to $167 billion due to rounding.

Global Debt Maturities Staggered maturity profile minimizes refinancing risks Significant debt outstanding beyond 5 years provides flexibility Scheduled Maturity Of Long-Term Debt At 12/31/2006 Unsecured Secured $13.6 $12.4 $6.4 $2.1 $1.6 $55.2 $28.1 $22.8 $16.6 $11.1 $7.9 $13.3 $27.9 $16.7 2006 2007 2008 2009 2010 2011 2012 and thereafter $83.1 $35.2 $33.3 $17.5 $10.0 $14.9 $41.7 ($ billions)

2007 Funding Plan Maintain appropriate liquidity cushion Significant cash balances and committed liquidity facilities Extensive auto loan assets that can be monetized quickly ("dry powder") Laddering of debt with moderate near-term maturities Reduce all-in cost of borrowings Active liability management to reduce cost of high-coupon debt Continue to diversify unsecured funding across markets and currencies Further expand securitization programs Expand GMAC Bank funding Project level of funding in 2007 to be consistent with 2005-2006

Strategic Overview

GMAC Financial Services Automotive Finance Insurance ResCap GMAC - Diversified Enterprise Other North American Auto International Auto MIC Personal Lines Commercial Finance Group Equity interest in Capmark* * Minority equity interest in Capmark. In March 2006, we closed the sale of approximately 78% of our equity in Capmark (formerly GMAC Commercial Mortgage)

With the growth in our mortgage and insurance operations, our auto finance earnings now represent less than half of GMAC's net income Very different than a few years ago when GMAC was predominantly an auto finance company Auto Finance ResCap 2005 $2.7B1 2006 $2.0B1,2 Insurance 2002 $2.2B1 1 Operating earnings figures include "Other" business segment. However, the graphical representations exclude "Other" business segment 2 Includes insurance investment portfolio rebalancing gains of $568 million in 2006. Operating Earnings Mix - Business Diversification

Gross Revenue - Business Diversification Notably strong growth in diversified revenues with about 50% of revenue being contributed by our mortgage and insurance operations Gross revenue reflects gross financing revenue plus insurance premiums and service revenue plus mortgage banking income plus investment income and other income. Gross revenue is not net of interest and discount expense and provision for credit losses 2005 $33.3B 2006 $35.7B 2002 $24.5B Auto Finance ResCap Insurance Other

Cerberus led Investor Consortium The Transaction 51% Equity 49% Equity

New GMAC With the closing of the GMAC sale transaction, GMAC has emerged as an independent company with an improved credit profile Strengthened capital position Dividend restrictions Cost cuttings plans More diversified business strategies GMAC Strategic Focus Transform GMAC from a captive operation into an independent globally- diversified financial services company

GMAC Improved Credit Profile Strengthened Credit Profile New $2.1 billion (face) layer of preferred equity injected $1 billion GM equity contribution in March 2007 Essentially all 2007-2008 "after-tax earnings" to be retained by GMAC All 2009-2011 after-tax profit distributions to Cerberus to be re-invested in GMAC as preferred equity Certain unsecured exposure to GM in the U.S. capped at $1.5 billion Eliminated potential risks related to GM pension liability Improved access to unsecured funding at lower cost of borrowing

Strategic Priorities Implement changes to U.S. mortgage operations to address deteriorating non-prime market environment Position business to grow again as industry consolidates Diversify operations beyond GM-related businesses Leverage existing dealer relationship to expand presence beyond GM dealer network Continue profitable expansion overseas Capitalize on uniquely broad footprint and extensive experience in international markets Maintain appropriate liquidity cushion and reduce all-in cost of borrowings

Strategic Priorities (Continued...) Grow GMAC fee-based businesses (e.g., SmartAuction, Fee for Servicing, etc.) Generates cashflow with virtually no strain on capital position Capitalize on cross-sell opportunities across GMAC's 18 million customers Sell more products per customer Reduce asset acquisition cost Attack cost side of the business by aligning resources more efficiently across multiple operations and regions Maintain asset quality Further strengthen credit measures and historically strong credit culture across all major businesses

2007-2008 Earnings Drivers Earnings Drivers - 2007-2008 Funding Cost Reduction: Strengthen the capital base Improve the credit ratings Reduce borrowing costs Expand net margins Operating Expense Reduction: Align global resources more efficiently Eliminate redundant cost structures Earnings Drivers - mid-2008 and Beyond Top line growth Continued funding cost and structural cost efficiency

Lean operations Examples Combine similar platforms Integrating ResCap conforming and non-conforming platforms Integrating Semperian and Nuvell auto servicing platforms One general ledger system on a global basis Reduce HQ overlap across business units Common systems and processes across platforms to leverage global scale Examples Information and technology Simplify infrastructure Consolidate shared service applications Procurement Manage at global level; economies of scale Support functions Streamline support functions across different business units Operating Expense Reductions

Priority Equity Holder Initiatives Bolster Capital Base Enhance Liquidity Strengthen Credit Measures Aligned Interests Provides Significant Protection to Unsecured Bondholders Drives Equity Holder Returns Reduce Borrowing Costs Expand Net Margins Increase Net Income VALUE PLAY New GMAC - Symmetry Of Shareholder / Bondholder Interest

2007 Outlook

2007 Outlook Continuing pressures at ResCap likely to constrain overall GMAC results near term Highest priority is implementing changes at ResCap to address rapidly changing mortgage market Global Auto Finance is well-positioned to generate attractive returns Insurance is expected to deliver another robust year GMAC's long-term prospects remain favorable ResCap's fundamental earnings potential remains solid Auto finance and insurance operations should mitigate pressure at ResCap in near-term and provide base for growth in long-term

Summary

Summary 2006 Record performance at Insurance group and strong operating results in Auto Finance helped offset weakness in U.S. mortgage sector 2007 Continued solid performance at Insurance and Auto Finance anticipated ResCap profitability likely to remain constrained near term as pressure on nonprime asset values persist Prime mortgage lending and servicing operations continue to run profitably in the U.S. and abroad Strong liquidity position at GMAC and ResCap Significant cash balances, large-scale committed funding facilities and access to unsecured markets offer extensive financial flexibility GMAC enters 2007 as a fundamentally stronger company with improved credit profile Better positioned to withstand near term challenges Greater flexibility to pursue long term growth possibilities Beyond 2007 Strategies in diversifying revenues and stabilization of U.S. nonprime mortgage market will result in an even stronger globally diversified financial services company

The following supplemental chart is provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GMAC's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology Supplemental

Amount within premium tax and other expense in Form 10-K Amount within investment income in Form 10-K S1 Reconciliation of Insurance Core Earnings